Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.stralemfund.com/literature. You can also get this information at no cost by calling 1-866-822-9555 or by sending an email request to fundinfo@ultimusllc.com. The current prospectus and statement of additional information, dated March 1, 2012, are incorporated by reference into this summary prospectus.

Investment Objective

The investment objective of Stralem Equity Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Institutional Class	Adviser Class
Redemption Fee (on shares redeemed within 60 days of purchase)	1%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Adviser Class
Management Fees	0.92%	0.92%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.34%	0.86%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.27%	2.04%
Less: Management Fee Reductions and Expense Reimbursements (1)	0.28%	0.80%
Total Annual Fund Operating Expenses after Management Fee Reductions and Expense Reimbursements	0.99%	1.24%

(1)
The Adviser has agreed contractually to reduce Management Fees and/or reimburse Fund expenses until at least March 1, 2013 in order to limit Total Annual Fund Operating Expenses, (excluding Acquired Fund Fees and Expenses and certain other expenses) to 0.98% of the Fund’s average daily net assets for Institutional Class shares and 1.23% of the Fund’s average daily net assets for Adviser Class shares. Under the terms of this agreement, the Adviser may recover from the Fund any Management Fee reductions and expense reimbursements for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund’s Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense, and any extraordinary expenses) to exceed the agreed upon limits. This arrangement terminates automatically if the Adviser ceases to serve as investment adviser to the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and you then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon levels until March 1, 2013. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Institutional Class

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$101	$375	$670	$1,509

Adviser Class

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$126	$562	$1,024	$2,305

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of companies with a market capitalization of $4 billion or greater. Stralem & Company Incorporated (the “Adviser”) selects securities of U.S. S&P 500 Index companies using a structural framework that forms the foundation of the Adviser’s investment philosophy. This framework generally consists of investing in stocks in what the Adviser categorizes as two sectors:

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“Up Market” Companies: Companies that the Adviser believes are fundamentally solid growth companies. This sector is comprised of three categories of stocks that, in the Adviser’s view, typically lead the market when the market is rising: New Industries, New Products and Dominant Firms.

•
“Down Market” Companies: Companies that the Adviser believes are strong cash flow companies. This sector is comprised of two categories of stocks that have, in the Adviser’s opinion, historically preserved capital in a down market: Low Ratio of Price/Cash Flow and High Dividend Yield.

The Adviser adjusts the balance between Up Market companies and Down Market companies, and the balance among categories in each sector, depending on the Adviser’s assessment of where the market lies with respect to the current market cycle. In general, the Adviser expects that at least half of the Fund’s portfolio securities will be maintained in Up Market Companies. By adjusting the allocation between Up Market and Down Market companies during the phases of the market cycle, the Adviser seeks to grow capital in rising markets and preserve capital during declining markets.

The Adviser takes a bottom-up approach to stock selection and focuses most of its research efforts on security selection within the structural framework. The Adviser uses fundamental analysis and proprietary quantitative analytical tools to identify securities for acquisition or sale, determine sector and category weights and implement risk controls. When researching purchase candidates, the Adviser seeks to identify companies meeting certain criteria including: industry leadership, consistent earnings growth, predictable cash flows, above-average profit margins and strong balance sheets. Once a security is deemed a purchase candidate, it is ultimately selected based on its fit within the structural framework.

Principal Risks of Investing

As with all mutual funds, investing in the Fund involves certain risks. There is no guarantee that the Fund will meet its investment objective or that the Fund will perform as in the past. You may lose money if you invest in the Fund.

The Fund may use various investment techniques, some of which involve greater amounts of risk. To reduce risk, the Fund is subject to certain limitations and restrictions, which are described in the Statement of Additional Information. The Fund intends to comply with the diversification requirements of federal tax law as necessary to qualify as a regulated investment company.

Risks of Investing in the Fund — The following risks apply to an investment in the Fund:

•
Market Risk: The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth more or less than it was at the time of purchase. Market risk may apply to individual securities, a particular sector or the entire stock market.

•
Adviser Risk: Fund management affects Fund performance. The Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objective or the Adviser does not implement the strategy properly.

•
Equity Risk: The value of an equity security will fluctuate with events affecting the company’s profitability or volatility. Unlike debt securities, which have a preference to a company’s earnings and cash flow, equity securities receive value only after the company meets its other obligations. These fluctuations may cause a security to be worth more or less than it was at the time of purchase.

•
Non-diversified Risk: The Fund is non-diversified, which means that it may invest in a relatively small number of stocks. To the extent that the Fund invests in a small number of issuers, the Fund’s performance may be substantially affected by an increase or decrease in the value of any one security in the Fund’s portfolio.

Performance Summary

The bar chart and performance table provide some indication of the risks and variability of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year for each full calendar year over the last 10 years. The performance table compares the performance of the Fund over the stated periods with a broad measure of market performance (the Standard & Poor’s Composite 500 Index (“S&P 500 Index”)). Absent any fee reductions and/or expenses reimbursements, performance would have been lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.stralemfund.com or by calling the Fund at 1-866-822-9555.

Annual Total Returns - Institutional Class

During the period shown in the bar chart, the Fund’s highest quarterly return was 14.79% (for the quarter ended September 30, 2009) and the lowest quarterly return was -18.54% (for the quarter ended December 31, 2008).

Average Annual Total Returns
(for periods ended December 31, 2011)

The performance table shows how the Fund’s average annual total returns compare with those of the S&P 500 Index. The table also presents the impact of taxes on the Fund’s returns. After-tax returns are shown for Institutional Class shares only and after-tax returns for Adviser Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Ten Years	Since Inception
Institutional Class Shares
(Inception 1/18/2000)
Return Before Taxes	8.02%	2.18%	3.81%	3.27%
Return After Taxes on Distributions	7.81%	1.98%	3.58%	3.03%
Return After Taxes on Distributions and Sale of Fund Shares	5.49%	1.82%	3.20%	2.72%
S&P 500 Index	2.11%	-0.25%	2.92%	0.63%

Adviser Class Shares
(Inception 11/13/2009)
Return Before Taxes	7.76%	—	—	8.69%
S&P 500 Index	2.11%	—	—	8.99%

Management of the Fund

Stralem & Company Incorporated is the investment adviser of the Fund.

Portfolio Management

The Adviser employs a team of investment professionals as an Investment Committee to manage the Fund’s investments. The Investment Committee is responsible for making all decisions regarding investment policy and implementation for the Fund. There is no individual portfolio manager discretion. The members of the Investment Committee are:

Name	Title with the Adviser	Length of Service to the Fund
Hirschel B. Abelson	President, Chief Investment Officer	2000 to Present
Philippe T. Labaune	Vice President, Director, Trading and Operations	2000 to Present
Adam S. Abelson	Vice President, Senior Portfolio Manager	2000 to Present
Andrea Baumann Lustig	Vice President, Director, Private Client Asset Management	2003 to Present
Irene Bergman	Senior Vice President	2000 to Present
Andrew Eras, CFA	Vice President, Director, Institutional Asset Management	2002 to Present
Edward N. Cooper, CFA	Senior Research Analyst	2008 to Present

Purchase and Sale of Fund Shares

Minimum Initial Investment Requirement

Institutional Class: $250,000
(waived for investment advisory clients of the Adviser)

Adviser Class: $1,000

Minimum Additional Investment Requirement

$100 (both Classes of shares)

To Place Orders

You may purchase or redeem (sell) shares of the Fund on each day that the Fund is open for business.

By Mail:	Stralem Equity Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

By Bank Wire:	Call 1-866-822-9555 for assistance.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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